SIX CIRCLES FUNDS

Six Circles Global Bond Fund

(a series of Six Circles Trust)

Supplement dated February 3, 2022

to the Summary Prospectus dated May 1, 2021, as supplemented

Effective February 7, 2022, the portfolio manager information for BlackRock Investment Management, LLC with respect to the Six Circles Global Bond Fund in the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub Advisers” section of the Summary Prospectus is hereby amended to remove all references to, and information regarding, Sid Swaminathan.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2022-14